________________

BRANDES
________________
Brandes International Equity Fund
Class A - BIEAX
Class C - BIECX
Class E - BIEEX
Class I - BIIEX

______________________________________________________________________________________________________
Supplement dated May 10, 2019 to the
Summary Prospectus dated January 31, 2019
______________________________________________________________________________________________________
Brandes International Equity Fund
Effective June 30, 2019, Brandes Investment Partners, L.P. (the “Advisor”) has reduced its management fee for the International Equity Fund from 0.80% to 0.75%. Also effective June 30, 2019, the Advisor has agreed to reduce its fees and/or pay expenses for the International Equity Fund to the extent necessary to maintain a net expense ratio (excluding interest expense in connection with investment activities, taxes, acquired fund fees and expenses, and extraordinary expenses) of 1.20% for Class A, 1.95% for Class C, 0.85% for Class I and 0.75% for Class R6. These expense caps represent a decrease of 0.15% Class I and a decrease of 0.07% for Class R6 shares, from the expense caps currently in effect. The table below reflects, based on the Fund’s average daily net assets, the impact that this expense cap level would have had on the Fund had it been in effect for the year ended September 30, 2018. The expense ratio that the Fund experiences in subsequent periods will be affected by the Fund’s asset levels.

Fees and Expenses of the Fund
The following tables replace the corresponding tables on Page 1 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None		None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I			Class R6
Management Fees		0.75%		0.75%		0.75%		0.75%
Distribution (12b-1) Fees		0.25%		0.75%		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%		None		None
Other Expenses(1)	0.11%		0.11%		0.16%		0.11%
Total Other Expenses		0.11%		0.36%		0.16%		0.11%
Total Annual Fund Operating Expenses		1.11%		1.86%		0.91%		0.86%
Less: Fee Waiver and/or Expense Reimbursement		0.00%		0.00%		-0.06%		-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.11%		1.86%		0.85%		0.75%

*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

#	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

(2)
The Advisor has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.20% for Class A, 1.95% for Class C, 0.85% for Class I and 0.75% for Class R6, as percentages of the respective Fund classes’ average daily net assets through June 30, 2020 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$686	$922	$1,177	$1,903
Class C	$294	$600	$1,032	$2,233
Class I	$87	$385	$498	$1,114
Class R6	$77	$274	$466	$1,051

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$194	$600	$1,032	$2,233

The following table is revised with respect to the Brandes International Equity Fund on page 53 of the Prospectus as follows:

Fund	Annual Management Fee	Net Management Fee Received (after waivers or recoupments) (as of September 30, 2018)
International Equity Fund	0.80% on average daily net assets up to $2.5 billion; 0.75% between $2.5 billion and $5.0 billion; 0.70% on average daily net assets greater than $5.0 billion.	0.80%
International Equity Fund (after June 30, 2019)	0.75% on average daily net assets up to $2.5 billion; 0.70% between $2.5 billion and $5.0 billion; 0.67% on average daily net assets greater than $5.0 billion.

The following paragraph is revised with respect to the Brandes International Equity Fund on page 53 of the Prospectus as follows:

The Advisor has signed a contract with the Trust in which the Advisor has agreed to waive management fees and reimburse operating expenses of each Fund through June 30, 2020, to the extent necessary to ensure that the operating expenses of each

Class do not exceed the percentage of average daily net assets shown in the table below (the “Expense Caps”). For this purpose, operating expenses do not include taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

Expense Caps	Class A	Class C	Class I	Class R6
International Equity Fund	1.20%	1.95%	0.85%	0.75%

______________________________________________________________________________________________________

Please retain this Supplement with your Summary Prospectus.